EXHIBIT 99.2
                                                                    ------------



                          NOTICE OF GUARANTEED DELIVERY

                   FOAMEX L.P. AND FOAMEX CAPITAL CORPORATION

                                OFFER TO EXCHANGE

     $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF THEIR 10 3/4% SENIOR SECURED NOTES DUE 2009, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
    1933, AS AMENDED, FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF THEIR 10 3/4%
                          SENIOR SECURED NOTES DUE 2009

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Foamex L.P. and Foamex Capital Corporation (collectively,
the "Issuers") made pursuant to the prospectus dated                 , 2002 (the
"Prospectus"), if any certificates for the outstanding $300,000,000 aggregate principal amount of their 10 3/4% Senior Secured Notes due 2009 (the "Initial Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to U.S. Bank National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:

                         U.S. Bank National Association
                                 EXCHANGE AGENT

      BY REGISTERED OR CERTIFIED MAIL:                  BY FACSIMILE:
       U.S. Bank National Association           (for eligible institutions only)
      180 East 5th Street, 16th Floor                  (651) 244-1537
         St. Paul, Minnesota 55101
                                                        CONFIRM BY TELEPHONE:
   Attention: Specialized Finance Group, 4th Floor         (800) 934-6802

      BY OVERNIGHT COURIER OR HAND:
      U.S. Bank National Association
           180 East 5th Street
        St. Paul, Minnesota 55101

   Attention: Specialized Finance Group, 4th Floor

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Initial Notes--Guaranteed Delivery Procedure" section of the Prospectus.

Principal Amount of Initial Notes
Tendered1

$_________________________________

Certificate Nos. (if available):

__________________________________

                                          If Initial Notes will be delivered by
Total Principal Amount Represented by     book-entry transfer to The Depository
Initial Notes Certificate(s):             Trust Company, provide account number.

$__________________________________       Account Number _______________________


ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X__________________________________             ________________________________

X__________________________________             ________________________________
Signature(s) of Owner(s) or                             Date
Authorized Signatory

Area Code and Telephone Number:__________________

         Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


--------
1    Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):        ________________________________________________________________

                ________________________________________________________________

Capacity:       ________________________________________________________________

Address(es):    ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


_______________________________________      ___________________________________
Name of Firm                                     Authorized Signature

_______________________________________      ___________________________________
Address                                                Title

_______________________________________      Name:______________________________
                            Zip Code                  (Please Type or Print)

Area Code and Tel. No._________________      Dated:_____________________________

NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.